UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2021

Acacia Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37771	27-0291921
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Mill and Main Place, Suite 400
Maynard, Massachusetts 01754
(Address of principal executive offices)
(978) 938-4896
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	ACIA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01.     Other Events.
On January 11, 2021, Acacia Communications, Inc. (the “Company”) issued a press release announcing that on January 11, 2021, it filed its answer and affirmative defenses in response to the complaint filed by Cisco Systems, Inc. (“Cisco”) in the Delaware Court of Chancery and simultaneously filed a counterclaim against Cisco seeking a declaration that the Company validly terminated the Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Cisco and Amarone Acquisition Corp., dated as of July 8, 2019, providing for the acquisition of the Company by Cisco (the “Merger”) pursuant to the terms thereof, because the required Chinese regulatory approval was not obtained and the Merger did not close before the agreed-upon termination date under the Merger Agreement. A copy of that press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Safe Harbor for Forward-Looking Statements
This Current Report on Form 8-K includes statements concerning the Company and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding: the proposed Merger; termination of the Merger Agreement and challenges to such termination, including the litigation instituted by Cisco against the Company and the Company’s counterclaims against Cisco. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “should,” “would,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “will” or “continue” or the negative of these terms or other similar expressions are intended to help you identify forward-looking statements. The forward-looking statements in this Current Report on Form 8-K are only predictions. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward looking statements. The Company has based these forward-looking statements largely on its current expectations and projections about future events and trends that the Company believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and are subject to a number of risks, uncertainties and assumptions including, without limitation: the potential impacts on the Company’s business, reputation, relationships, results of operations, cash flows and financial condition as a result of the Merger, termination of the Merger, uncertainty with respect to the Merger or litigation relating to the Merger; pending or potential litigation against the Company or its directors or officers related to the Merger, the Merger Agreement or termination thereof, including the litigation instituted by Cisco against the Company and counterclaims instituted by the Company against Cisco, and any adverse outcome of such litigation; the effects of announcements relating to the Merger and the Merger Agreement, including with respect to the termination thereof and challenges to the termination thereof; the costs, fees, expenses and other charges related to the Merger, including with respect to related litigation; risks that the Merger and litigation relating to the Merger may divert management’s attention from the Company’s ongoing business operations, disrupt the Company’s operations and result in potential difficulties in the Company’s ability to attract and retain employees; and other risks set forth under the caption “Risk Factors” in the Company’s public reports filed with the SEC, including the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2020 and in other filings that the Company may make with the SEC from time to time. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as indicative of future events. The Company assumes no obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or otherwise.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release dated January 11, 2021.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACACIA COMMUNICATIONS, INC.

Date: January 11, 2021	By:	/s/ Janene I. Ásgeirsson
Janene I. Ásgeirsson
Chief Legal Officer and Secretary